UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 8, 2012

LIBERTY INTERACTIVE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On August 8, 2012, Liberty Interactive Corporation (the “Company”) issued a press release (the “Earnings Release”) setting forth information, including financial information regarding certain of its privately held assets, which is intended to supplement the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2012 filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2012.
This Item 2.02 and the Earnings Release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the six months ended June 30, 2012, are being furnished to the SEC.

Item 3.03. Material Modification to Rights of Securities Holders
On August 9, 2012, the Company completed a previously announced transaction whereby it recapitalized its common stock into two tracking stocks, the Liberty Interactive tracking stock and the Liberty Ventures tracking stock (the “recapitalization”). In order to effect the recapitalization, on August 9, 2012, the Company filed its Restated Certificate of Incorporation (the “Restated Charter”) with the Delaware Secretary of State after the market close. The Restated Charter provided for the recapitalization of the Company's Liberty Interactive common stock into the Company's Series A Liberty Interactive common stock, Series B Liberty Interactive common stock, Series A Liberty Ventures common stock and Series B Liberty Ventures common stock (the “Company Common Stock”). The Restated Charter sets forth the terms of the Company Common Stock and describes the rights of holders of the Company Common Stock. Liberty Interactive common stock now tracks the businesses, assets and liabilities attributed to the Company's Liberty Interactive group, while Liberty Ventures common stock now tracks the businesses, assets and liabilities attributed to the Company's Liberty Ventures common stock. The Series A Liberty Ventures common stock and Series B Liberty Ventures common stock began trading on the Nasdaq Global Select Market on August 10, 2012 under the symbols “LVNTA,” and “LVNTB.” The Series A Liberty Interactive common stock and Series B Liberty Interactive common stock continues to trade on the Nasdaq Global Select Market under the symbols “LINTA” and “LINTB.”
The sections of Amendment No. 3 to the Company's Registration Statement on Form S-4, filed with the SEC on June 29, 2012, entitled “Description of Liberty Interactive Common Stock and Liberty Ventures Common Stock Under Our Restated Charter and Comparison to Existing Liberty Interactive Common Stock Under Our Current Charter” and “Other Provisions of the Restated Charter,” which describe certain provisions of the Restated Charter, are incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Restated Charter, which is incorporated by reference as Exhibit 3.1 to this report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Company's annual meeting of stockholders held on August 8, 2012 (the “Annual Meeting”), the following proposals were considered and acted upon by the stockholders of the Company: (1) a proposal to amend and restate the Company's certificate of incorporation to create a new tracking stock to be designated the Liberty Ventures common stock and to make certain conforming changes to the Company's existing Liberty Interactive common stock (the “Tracking Stock Proposal”); (2) a proposal to authorize the adjournment of the annual meeting by the Company to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the annual meeting to approve the Tracking Stock Proposal (the “Adjournment Proposal”); (3) a proposal to elect Michael A. George, Gregory B. Maffei and M. LaVoy Robison to continue serving as Class II members of the Company's board of directors until the 2015 annual meeting of stockholders or their earlier resignation or removal; and (4) a proposal to ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2012 (the “Auditor Ratification Proposal”). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below.

1. The Tracking Stock Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
527,370,695	153,768,666	258,358	55,452,950

Accordingly, the Tracking Stock Proposal was approved.

2. The Adjournment Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
569,841,628	165,983,992	1,021,620	3,429

Accordingly, the Adjournment Proposal was approved.

3. Election of the following Nominees to the Company's Board of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael A. George	660,517,595	20,884,193	55,448,881
Gregory B. Maffei	652,968,933	28,432,855	55,448,881
M. LaVoy Robison	675,218,571	6,183,217	55,448,881

Accordingly, the foregoing nominees were re-elected to the Company's board of directors.

4. The Auditor Ratification Proposal

For	Against	Abstentions	Broker Non-Votes
733,673,056	2,375,303	802,310	—

Accordingly, the Auditor Ratification Proposal was approved.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name

3.1
Form of Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to Amendment No. 3 to the Registrant's Form 8-A (File No. 001-33982) as filed on August 2, 2012).

99.1	Press Release dated August 8, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2012

LIBERTY INTERACTIVE CORPORATION

By:     /s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name

3.1
Form of Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to Amendment No. 3 to the Registrant's Form 8-A (File No. 001-33982) as filed on August 2, 2012).

99.1	Press Release dated August 8, 2012

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